EXHIBIT 99

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]

                                                   P.O. Box 19032
                                                   Green Bay, WI 54307-9032

                                                   FOR MORE INFORMATION CONTACT:
                                                   Cliff Bowers
                                                   Vice President
                                                   Corporate Communications
                                                   (920)661-2766

---------------------------
   NEWS RELEASE
   for Immediate Release
---------------------------

                     AMERICAN MEDICAL SECURITY GROUP REPORTS
               FOURTH-QUARTER AND FULL-YEAR 2003 FINANCIAL RESULTS

                o   RECORD QUARTERLY OPERATING INCOME SINCE AMZ
                    WAS FIRST PUBLICLY TRADED
                o   EARNINGS PER DILUTED SHARE OF $0.50 IN QUARTER
                o   SEQUENTIAL REVENUE AND MEMBERSHIP GROWTH
                o   2004 EPS OF $2.13 - $2.18 REAFFIRMED

        GREEN BAY, Wis. - February 2, 2004 - American Medical Security Group, Inc. (NYSE: AMZ) (AMS), today reported net income for the fourth quarter of 2003 of $7.3 million or $0.50 per diluted share, which compares to $6.1 million or $0.45 per diluted share for the fourth quarter of 2002. The company also reported a slight improvement in membership and revenue for the fourth quarter of 2003 compared to the third quarter of 2003.

        "We're pleased that our strong earnings track record has now been complemented by a modest amount of membership and revenue growth," said Samuel
V. Miller, AMS Chairman, President & Chief Executive Officer. "While this is a start, our product development, targeting of markets and other sales and marketing strategies are all designed to drive further top-line growth for AMS."

                                      More

                                     Ad One

        GAAP net income for the full-year 2003 was $29.3 million or $2.08 per diluted share. GAAP income for the full-year 2002 was $22.5 million or $1.63 per diluted share before the cumulative effect of a change in accounting principle associated with the adoption of SFAS No. 142 (write down of goodwill). Adjusted net income(1) for the full- year 2003 was $27.4 million or $1.94 per diluted share, compared to adjusted net income of $23.1 million or $1.67 per diluted share for the full-year 2002.

        Full-year GAAP net income and net income per share reconcile to adjusted net income and adjusted net income per share as follows:

                            NET INCOME RECONCILIATION
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                     Full Year Ended         Full Year Ended
                                       December 31,            December 31,
                                          2002                      2003
                                  ----------------------------------------------
INCOME
GAAP Net Income (Loss)               $ (37,612)               $ 29,310
 Less:  Cumulative Effect of
 Accounting Principle Change           (60,098)                      -
--------------------------------------------------------------------------------
Income Before Accounting Principle
 Change                                 22,486                  29,310
 Less: Income (Loss) From
 Discontinued Operations                  (663)                    732
--------------------------------------------------------------------------------
Income from Continuing Operations       23,149                  28,578
 Less: Realized Investment Gains,
 Net of Tax                                 24                   1,192
--------------------------------------------------------------------------------
Adjusted Net Income (1)              $  23,125                $ 27,386
--------------------------------------------------------------------------------

INCOME PER SHARE - DILUTED
GAAP Net Income (Loss) Per Share     $   (2.72)               $   2.08
 Less:  Cumulative Effect of
 Accounting Principle Change             (4.34)                      -
--------------------------------------------------------------------------------
Income Before Accounting Principle
 Change                                   1.63                    2.08
 Less: Income (Loss) From
 Discontinued Operations                 (0.05)                   0.05
--------------------------------------------------------------------------------
Income from Continuing Operations         1.67                    2.03
 Less: Realized Investment Gains,
 Net of Tax                               0.00                    0.08
--------------------------------------------------------------------------------
Adjusted Net Income Per Share (1)    $    1.67               $    1.94
--------------------------------------------------------------------------------
                 PER SHARE COLUMNS MAY NOT TOTAL DUE TO ROUNDING

                                   REVENUES(2)

        Total revenues for the fourth quarter of 2003 were $185.5 million, up slightly from the $185.3 million reported for the third quarter of 2003. Total revenues were $189.8 million for the fourth quarter of 2002. Total revenues for the full-year 2003 were $743.7 million, compared to $786.3 million for the full-year 2002.

                                      More

                                     Ad Two

                                   MEMBERSHIP

        Total health membership at the end of the fourth quarter was 546,766, up from 540,993 at the end of the third quarter of 2003. Total health membership was 571,461 at the end of the fourth quarter of 2002.

        "Our modest membership growth in the fourth quarter has been supported by our fourth consecutive quarter of improved new member enrollment," said John
R. Lombardi, Executive Vice President & Chief Financial Officer. "Deletions still exceed additions within our existing groups. However, our overall member persistency has continued to improve in each of the past three quarters."

                             HEALTH SEGMENT RATIOS(2)

        The health segment combined ratio (loss ratio plus expense ratio) of 95.3% in the fourth quarter of 2003 was flat with that of the third quarter of 2003 and improved over the 95.9% for the fourth quarter of 2002. The full-year 2003 combined ratio of 95.5% compares favorably with 96.3% for the full-year 2002.

        The health segment loss ratio in the fourth quarter was 67.9%, compared to 68.2% for the third quarter of 2003 and 67.6% for the fourth quarter of 2002. The full-year 2003 loss ratio of 67.9% improved over the 68.1% for full-year 2002.

        AMS' health segment expense ratio of 27.4% is up from 27.0% for the third quarter of 2003, but significantly lower than the 28.3% for the fourth quarter of 2002. The full-year 2003 expense ratio of 27.5% was an improvement over the 28.2% for the full-year 2002.

                            CASH FLOW & BALANCE SHEET

        Cash flow provided by operations in the quarter was $12.6 million. It was $20.1 million for the full-year 2003 and $35.2 million for the full-year 2002.

        At December 31, 2003, AMS had a book value per share of $16.12. That compares to $15.71 at the end of the third quarter of 2003 and $14.16 at the end of the fourth quarter of 2002.

                                      More

                                    Ad Three

                                EARNINGS GUIDANCE

        As previously announced, AMS anticipates that earnings per share for 2004 will be in a range between $2.13 and $2.18. At this juncture, earnings are expected to fall in the middle of that range.

        The company believes earnings for the first quarter of 2004 will be approximately $0.52 per share.

        American Medical Security Group, Inc., through its operating subsidiaries, markets health-care benefits and insurance products to small businesses, families and individuals. Insurance products of American Medical Security Group are underwritten by United Wisconsin Life Insurance Company. The company serves customers nationwide through partnerships with professional, independent agents and quality health care providers.

                                      # # #



                                      NOTES

(1) AMS management believes that this measure of profitability provides a meaningful presentation of the underlying earnings of the Company's continuing operations. Adjusted net income excludes: (a) income (loss) from discontinued operations related to the sale of the Company's Accountable Health Plans of America, Inc., network subsidiary; (b) realized investment gains from the sale of securities net of tax; and (c) the cumulative effect of a change in accounting principle related to a write-down of goodwill upon the adoption of SFAS No. 142.

(2)     Numbers reported reflect those for continuing operations.



        AMS WILL HOST A CONFERENCE CALL TO DISCUSS ITS FINANCIAL RESULTS ON MONDAY, FEBRUARY 2, 2003, AT 10:00 A.M. (CENTRAL TIME). INTERESTED PARTIES MAY LISTEN TO THE CONFERENCE CALL LIVE VIA THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM. LISTEN-ONLY ACCESS TO THE LIVE CONFERENCE CALL IS ALSO AVAILABLE BY DIALING 913-981-5546. FOLLOWING THE LIVE CALL, A REPLAY WILL BE AVAILABLE UNTIL MIDNIGHT, FRIDAY, FEBRUARY 6, 2003, BY DIALING 719-457-0820 (CODE 502780). THIS PRESS RELEASE, ACCOMPANYING FINANCIAL INFORMATION AND OTHER STATISTICAL INFORMATION CONTAINED IN THE CONFERENCE CALL WILL APPEAR IN THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM.

CAUTIONARY STATEMENT: Some of the statements contained in this press release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, unexpected increases in health care costs; the company's ability to predict future health care costs and adequately price its products; the company's ability to expand its distribution network, generate new sales, sell new products and retain existing members; the company's ability to control expenses; legislative and regulatory matters, including delays in regulatory approvals, changes in government regulation, regulatory action resulting from market conduct activity; general business conditions, including competitive practices and demand for the company's existing and new products; adverse outcomes of legal and administrative proceedings; publicity about the company; development of and changes in claims reserves; general economic conditions that impact the performance of the company's investment portfolio or decisions of consumers to purchase our products; and other factors that may be referred to in American Medical Security Group, Inc.'s reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements made in this release express expectations only as of the date they are made. The company does not undertake any obligation to update or revise such statements as a result of new information or future events.

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]


FINANCIAL SUPPLEMENT


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

INCOME DATA



(in thousands, except earnings per share)
------------------------------------------------------------------------------------------------------------------------------------
                                                            2002                                            2003
                                       1st Qtr      2nd Qtr       3rd Qtr      4th Qtr       1st Qtr      2nd Qtr      3rd Qtr
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums                          $ 194,401    $ 190,787     $ 187,135    $ 182,137     $ 179,055    $ 178,776    $ 176,735
   Investment income                     3,924        3,799         3,591        3,691         3,402        3,345        3,211
   Realized investment gain (loss)          14           48            39          (62)          375           91        1,416
   Fees & other                          4,512        4,116         4,162        4,016         4,040        3,845        3,899
------------------------------------------------------------------------------------------------------------------------------------
     Total revenues                    202,851      198,750       194,927      189,782       186,872      186,057      185,261


EXPENSES
   Benefits                            132,078      129,457       125,376      121,759       120,598      119,315      119,218
   General and administrative           32,389       31,138        31,221       30,404        29,284       29,244       26,908
   Commissions and selling              26,406       26,815        26,398       25,076        24,042       24,294       24,292
   Interest expense                        494          463           460          431           339          324          309
   Depreciation                          1,696        1,750         1,771        1,767         1,777        1,664        1,673
   Amortization                            183          182           183          182           238          239          238
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                    193,246      189,805       185,409      179,619       176,278      175,080      172,638
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                    9,605        8,945         9,518       10,163        10,594       10,977       12,623
Income taxes                             3,951        3,557         3,704        3,870         3,997        4,151        4,735
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS        5,654        5,388         5,814        6,293         6,597        6,826        7,888

Income (loss) from discontinued
  operations                              (224)        (147)          (76)        (216)         (134)         (57)         923
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE          5,430        5,241         5,738        6,077         6,463        6,769        8,811

Cumulative effect of a change in
   accounting principle                (60,098)           -             -            -             -            -            -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                    $ (54,668)   $   5,241     $   5,738    $   6,077     $   6,463    $   6,769        8,811
====================================================================================================================================

PER SHARE DATA
   Adjusted net income - diluted (1) $    0.39    $    0.39     $    0.42    $    0.47     $    0.47    $    0.48    $    0.49
   Income from continuing operations
     - diluted                       $    0.39    $    0.39     $    0.42    $    0.47     $    0.49    $    0.49         0.55
   Income (loss) from discontinued
     operations - diluted            $   (0.02)   $   (0.01)    $   (0.01)   $   (0.02)    $   (0.01)   $   (0.00)        0.06

   Net income (loss) - basic         $   (3.96)   $    0.42     $    0.45    $    0.47     $    0.50    $    0.51         0.66
   Net income (loss) - diluted       $   (3.77)   $    0.38     $    0.42    $    0.45     $    0.48    $    0.48         0.61

   Weighted average common shares
     - basic                            13,803       12,615        12,890       12,891        12,981       13,160       13,392
   Weighted average common shares
     - diluted                          14,492       13,681        13,714       13,466        13,575       14,015       14,340


MARGIN ANALYSIS
   Income from continuing operations
     before income taxes                  4.7%         4.5%          4.9%         5.4%          5.7%         5.9%         6.8%
   Net income (loss)                    (26.9%)        2.6%          2.9%         3.2%          3.5%         3.6%         4.8%




 (in thousands, except earnings per share)
------------------------------------------------------------------------------------------------------------------------------------
                                        2003                   YTD
                                       4th Qtr       12/31/02       12/31/03
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums                          $ 177,852     $ 754,460      $ 712,418
   Investment income                     3,573        15,005         13,531
   Realized investment gain (loss)          28            39          1,910
   Fees & other                          4,073        16,806         15,857
------------------------------------------------------------------------------------------------------------------------------------
     Total revenues                    185,526       786,310        743,716


EXPENSES
   Benefits                            119,366       508,670        478,497
   General and administrative           27,989       125,152        113,425
   Commissions and selling              24,455       104,695         97,083
   Interest expense                        283         1,848          1,255
   Depreciation                          1,660         6,984          6,774
   Amortization                            188           730            903
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                    173,941       748,079        697,937
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                   11,585        38,231         45,779
Income taxes                             4,318        15,082         17,201
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS        7,267        23,149         28,578

Income (loss) from discontinued
  operations                                 -          (663)           732
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE          7,267        22,486         29,310

Cumulative effect of a change in
  accounting principle                       -       (60,098)             -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                    $   7,267     $ (37,612)     $  29,310
====================================================================================================================================

PER SHARE DATA
Adjusted net income - diluted (1)    $    0.50     $    1.67      $    1.94
Income from continuing operations
  - diluted                          $    0.50     $    1.67      $    2.03
Income (loss) from discontinued
  operations - diluted               $       -     $   (0.05)     $    0.05

Net income (loss) - basic            $    0.54     $   (2.88)     $    2.21
Net income (loss) - diluted          $    0.50     $   (2.72)     $    2.08

Weighted average common shares
   - basic                              13,542        13,047         13,270
Weighted average common shares
   - diluted                            14,464        13,835         14,100

MARGIN ANALYSIS
   Income from continuing operations      6.2%          4.9%           6.2%
   before income taxes
   Net income (loss)                      3.9%         (4.8%)          3.9%

(1) - See page 8 for reconciliation of GAAP net income to adjusted net income.




AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

FINANCIAL DATA



(in thousands, except membership)
------------------------------------------------------------------------------------------------------------------------------------
                                                           2002                                            2003
                                       1st Qtr      2nd Qtr      3rd Qtr       4th Qtr      1st Qtr       2nd Qtr       3rd Qtr
------------------------------------------------------------------------------------------------------------------------------------
REVENUE MIX
   Health premiums                   $ 190,720    $ 187,314    $ 183,752     $ 178,891    $ 175,924     $ 175,703     $ 173,744
   Life premiums                         3,678        3,473        3,383         3,246        3,131         3,073         2,991
   Investment income                     3,938        3,847        3,630         3,629        3,777         3,436         4,627
   Service fees                          4,515        4,116        4,162         4,016        4,040         3,845         3,899
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues                 $ 202,851    $ 198,750    $ 194,927     $ 189,782    $ 186,872     $ 186,057     $ 185,261
====================================================================================================================================


MEMBERSHIP ANALYSIS
   Fully insured medical               329,531      319,675      309,980       293,341      278,091       275,323     $ 270,401
   Self funded medical                  43,128       43,058       43,426        43,584       42,704        42,568        43,858
   Dental                              240,492      235,250      235,454       234,536      231,508       228,610       226,734
------------------------------------------------------------------------------------------------------------------------------------
      Total Health                     613,151      597,983      588,860       571,461      552,303       546,501       540,993
   Life                                174,126      166,857      158,343       151,206      144,207       141,930       137,395


FINANCIAL STATISTICS
   Book value per share              $   12.19    $   12.87    $   13.70     $   14.16    $   14.68     $   15.27     $   15.71
   Cash flow from operations         $   3,115    $     233    $  16,137     $  15,690    $  (3,575)    $   1,978     $   9,092
   Return on equity, annualized          11.8%        13.5%        13.6%         14.0%        14.2%         13.9%         15.3%
   Debt to total capital                 18.5%        17.2%        16.2%         15.6%        15.0%         14.1%         13.5%
   Common shares outstanding,
     net of treasury                    12,590       12,845       12,890        12,906       12,936        13,254        13,434




(in thousands, except membership)
------------------------------------------------------------------------------------------------------------------------------------
                                        2003                YTD
                                       4th Qtr     12/31/02      12/31/03
------------------------------------------------------------------------------------------------------------------------------------
REVENUE MIX
   Health premiums                   $ 174,871    $ 740,677    $  700,242
   Life premiums                         2,981       13,780        12,176
   Investment income                     3,601       15,044        15,441
   Service fees                          4,073       16,809        15,857
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues                 $ 185,526    $ 786,310    $  743,716
====================================================================================================================================


MEMBERSHIP ANALYSIS
   Fully insured medical               273,252      293,341       273,252
   Self funded medical                  46,012       43,584        46,012
   Dental                              227,502      234,536       227,502
------------------------------------------------------------------------------------------------------------------------------------
      Total Health                     546,766      571,461       546,766
   Life                                136,423      151,206       136,423


FINANCIAL STATISTICS
   Book value per share              $   16.12    $   14.16    $    16.12
   Cash flow from operations         $  12,630    $  35,175    $   20,125
   Return on equity, annualized          13.6%        11.2%         14.3%
   Debt to total capital                 12.2%        15.6%         12.2%
   Common shares outstanding,
      net of treasury                   13,511       12,906        13,511



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

BALANCE SHEETS


(in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                             2002                                          2003
                                            3/31        6/30        9/30       12/31      3/31        6/30       9/30       12/31
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments:
     Securities available for sale, at fair value:
        Fixed maturities                  $ 250,217   $ 257,361   $ 276,601  $ 278,222  $ 283,595   $ 286,044  $ 286,324  $ 302,277
     Fixed maturity securities held to
        maturity, at amortized cost           4,303       4,305       4,297      4,288      3,175       3,168      3,483      3,377
     Trading securities, at fair value          666         754         786        926      1,142       1,217      1,254      1,424
------------------------------------------------------------------------------------------------------------------------------------
          Total investments                 255,186     262,420     281,684    283,436    287,912     290,429    291,061    307,078

Cash and cash equivalents                    17,604      14,407      17,629     30,620     20,396      22,036     30,183     17,289

Other assets:
     Property and equipment, net             34,460      34,344      34,347     33,061     34,112      35,118     34,445     37,446
     Goodwill and other intangibles, net     36,254      36,071      35,889     35,706     35,468      35,229     34,283     34,095
     Other assets                            44,744      47,006      44,141     46,117     50,737      49,239     49,378     48,179
------------------------------------------------------------------------------------------------------------------------------------
          Total other assets                115,458     117,421     114,377    114,884    120,317     119,586    118,106    119,720
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              $ 388,248   $ 394,248   $ 413,690  $ 428,940  $ 428,625   $ 432,051  $ 439,350  $ 444,087
====================================================================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Medical and other benefits payable   $ 132,569   $ 131,950   $ 134,178  $ 134,479  $ 131,650   $ 131,023  $ 127,023  $ 129,809
     Advance premiums                        16,634      15,426      16,743     15,200     17,300      16,453     16,150     15,865
     Payables and accrued expenses           26,656      24,341      27,850     29,141     23,466      21,039     24,020     24,099
     Notes payable                           34,758      34,458      34,158     33,858     33,558      33,258     32,958     30,158
     Other liabilities                       24,154      22,715      24,221     33,512     32,736      27,860     28,162     26,332
------------------------------------------------------------------------------------------------------------------------------------
          Total liabilities                 234,771     228,890     237,150    246,190    238,710     229,633    228,313    226,263


Shareholders' equity:
     Common stock                            16,654      16,654      16,654     16,654     16,654      16,654     16,654     16,654
     Paid-in capital                        187,892     189,232     189,738    189,813    190,367     192,362    193,509    194,431
     Retained earnings                      (14,198)     (8,957)     (3,219)     2,858      9,321      16,090     24,901     32,168
     Unrealized gain (loss) on investments      (74)      3,051       7,655      7,646      8,090       9,964      7,521      6,133
     Treasury stock                         (36,797)    (34,622)    (34,288)   (34,221)   (34,517)    (32,652)   (31,548)   (31,562)
------------------------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity        153,477     165,358     176,540    182,750    189,915     202,418    211,037    217,824
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS'       $ 388,248   $ 394,248   $ 413,690  $ 428,940  $ 428,625   $ 432,051  $ 439,350  $ 444,087
EQUITY
====================================================================================================================================



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - HEALTH


(in thousands, except financial statistics)
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002                                              2003
                                           1st Qtr      2nd Qtr       3rd Qtr      4th Qtr       1st Qtr      2nd Qtr      3rd Qtr
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                           $ 190,720    $ 187,314     $ 183,752    $ 178,891     $ 175,924    $ 175,703    $ 173,744
      Investment income                      1,934        1,809         1,484        1,444         1,715        1,683        1,596
      Other revenue                          4,480        4,087         4,127        3,991         3,965        3,772        3,828
------------------------------------------------------------------------------------------------------------------------------------
   Total revenues                          197,134      193,210       189,363      184,326       181,604      181,158      179,168

   Expenses:
      Benefits                             130,842      128,451       124,469      120,883       119,783      118,637      118,518
      General and administrative            32,039       30,352        30,694       30,212        29,352       29,189       27,090
      Commissions and selling               25,752       26,183        25,765       24,483        23,472       23,724       23,727
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                          188,633      184,986       180,928      175,578       172,607      171,550      169,335
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations
     before income taxes                 $   8,501    $   8,224     $   8,435    $   8,748     $   8,997    $   9,608    $   9,833
====================================================================================================================================


FINANCIAL STATISTICS

   Loss ratio                                68.6%        68.6%         67.7%        67.6%         68.1%        67.5%        68.2%
   Expense ratio:
      General and administrative             14.4%        14.0%         14.5%        14.7%         14.4%        14.5%        13.4%
      Commissions and selling                13.5%        14.0%         14.0%        13.7%         13.3%        13.5%        13.7%
------------------------------------------------------------------------------------------------------------------------------------
   Total expense ratio                       28.0%        28.0%         28.5%        28.3%         27.8%        28.0%        27.0%
------------------------------------------------------------------------------------------------------------------------------------
   Combined ratio                            96.6%        96.6%         96.2%        95.9%         95.9%        95.5%        95.3%
====================================================================================================================================


   Premiums per member per month:
      Fully insured medical              $     168    $     170     $     172    $     174     $     181    $     184    $    184
      Self funded                               53           51            52           52            53           53          55
      Dental                                    22           22            22           23            23           23          24
      Short-term disability                     20           21            21           21            22           22          23

   Benefits cost per member per month:
      Fully insured medical              $     117    $     118     $     118    $     120     $     125    $     124    $    127
      Self funded                               28           26            29           22            27           36          40
      Dental                                    15           15            14           14            15           16          15
      Short-term disability                     14           11             9           12            12            8           3




(in thousands, except financial statistics)
------------------------------------------------------------------------------------------------------------------------------------
                                             2003                YTD
                                            4th Qtr     12/31/02     12/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
   Premiums                              $  174,871   $  740,677    $ 700,242
   Investment income                          1,675        6,671        6,669
   Other revenue                              4,008       16,685       15,573
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                              180,554      764,033      722,484

Expenses:
   Benefits                                 118,708      504,645      475,646
   General and administrative                28,004      123,297      113,635
   Commissions and selling                   23,901      102,183       94,824
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                              170,613      730,125      684,105
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations
  before income taxes                    $    9,941    $  33,908    $  38,379
====================================================================================================================================


FINANCIAL STATISTICS

   Loss ratio                                 67.9%        68.1%        67.9%

   Expense ratio:
      General and administrative              13.7%        14.4%        14.0%
      Commissions and selling                 13.7%        13.8%        13.5%
------------------------------------------------------------------------------------------------------------------------------------
   Total expense ratio                        27.4%        28.2%        27.5%
------------------------------------------------------------------------------------------------------------------------------------
   Combined ratio                             95.3%        96.3%        95.5%
====================================================================================================================================

   Premiums per member per month:
      Fully insured medical              $      185    $     171    $     183
      Self funded                                53           52           54
      Dental                                     24           22           23
      Short-term disability                      23           21           22

   Benefits cost per member per month:
      Fully insured medical              $      128    $     118    $     126
      Self funded                                29           26           33
      Dental                                     15           15           15
      Short-term disability                       4           12            7



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - LIFE


(in thousands, except financial statistics)
------------------------------------------------------------------------------------------------------------------------------------
                                                       2002                                   2003                        YTD
                                      1st Qtr   2nd Qtr   3rd Qtr   4th Qtr   1st Qtr   2nd Qtr  3rd Qtr  4th Qtr 12/31/02  12/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                      $ 3,678   $ 3,473   $ 3,383   $ 3,246   $ 3,131   $ 3,073  $ 2,991  $ 2,981   $ 13,780  $12,176
      Investment income                 150       153       141       115       133       129      121      129        559      512
      Other revenue                      32        29        27        25        75        73       71       65        113      284
------------------------------------------------------------------------------------------------------------------------------------
   Total revenues                     3,860     3,655     3,551     3,386     3,339     3,275    3,183    3,175     14,452   12,972


   Expenses:
      Benefits                        1,218     1,017       907       864       837       679      700      658      4,006    2,874
      General and administrative        540       482       480       489       510       487      383      415      1,991    1,795
      Commissions and selling           679       644       643       602       589       585      582      575      2,568    2,331
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                     2,437     2,143     2,030     1,955     1,936     1,751    1,665    1,648      8,565    7,000
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations
     before income taxes            $ 1,423   $ 1,512   $ 1,521   $ 1,431   $ 1,403   $ 1,524  $ 1,518  $ 1,527   $  5,887  $ 5,972
====================================================================================================================================


FINANCIAL STATISTICS

   Loss ratio                         33.1%     29.3%     26.8%     26.6%     26.7%     22.1%    23.4%    22.1%      29.1%    23.6%

   Expense ratio:
      General and administrative      13.8%     13.0%     13.4%     14.3%     13.9%     13.5%    10.4%    11.7%      13.6%    12.4%
      Commissions and selling         18.5%     18.5%     19.0%     18.5%     18.8%     19.0%    19.5%    19.3%      18.6%    19.1%
------------------------------------------------------------------------------------------------------------------------------------
   Total expense ratio                32.3%     31.6%     32.4%     32.8%     32.7%     32.5%    29.9%    31.0%      32.3%    31.6%
------------------------------------------------------------------------------------------------------------------------------------
   Combined ratio                     65.4%     60.9%     59.2%     59.5%     59.4%     54.6%    53.3%    53.1%      61.3%    55.2%
====================================================================================================================================



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER


(in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                      2002                                2003                           YTD
                                       1st Qtr  2nd Qtr  3rd Qtr  4th Qtr  1st Qtr  2nd Qtr   3rd Qtr   4th Qtr   12/31/02  12/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                         $    3   $    -   $    -   $    -   $    -   $    -    $     -   $     -   $     3   $     -
      Investment income                 1,840    1,837    1,966    2,132    1,554    1,533      1,494     1,769     7,775     6,350
      Realized investment gain (loss)      14       48       39      (62)     375       91      1,416        28        39     1,910
      Other revenue                         -        -        8        -        -        -          -         -         8         -
------------------------------------------------------------------------------------------------------------------------------------
   Total revenues                       1,857    1,885    2,013    2,070    1,929    1,624      2,910     1,797     7,825     8,260


   Expenses:
      Benefits                             18      (11)       -       12      (22)      (1)         -         -        19       (23)
      General and administrative        1,506    2,054    1,818    1,470    1,199    1,232      1,108     1,230     6,848     4,769
      Commissions and selling             (25)     (12)     (10)      (9)     (19)     (15)       (17)      (21)      (56)      (72)
      Interest expense                    494      463      460      431      339      324        309       283     1,848     1,255
      Amortization of intangibles         183      182      183      182      238      239        238       188       730       903
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                       2,176    2,676    2,451    2,086    1,735    1,779      1,638     1,680     9,389     6,832
------------------------------------------------------------------------------------------------------------------------------------
   Income (loss) from continuing
     operations before income taxes    $ (319)  $ (791)  $ (438)  $  (16)  $  194   $ (155)   $ 1,272   $   117   $(1,564)  $ 1,428
====================================================================================================================================



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME


(in thousands, except eranings per share)
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002                                       2003
                                           1st Qtr     2nd Qtr    3rd Qtr    4th Qtr    1st Qtr    2nd Qtr    3rd Qtr    4th Qtr
------------------------------------------------------------------------------------------------------------------------------------
INCOME
   GAAP Net income (loss)                $ (54,668)   $  5,241   $  5,738   $  6,077   $  6,463   $  6,769   $  8,811   $  7,267

   Less:
   Cumulative effect of accounting
     principle change                      (60,098)          -          -          -          -          -          -          -
   Income (loss( from discontinued
     operations                               (224)       (147)       (76)      (216)      (134)       (57)       923          -
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations         5,654       5,388      5,814      6,293      6,597      6,826      7,888      7,267

Less:
   Realized investment gains, net
     of tax                                      8          29         24        (38)       234         57        885         18
------------------------------------------------------------------------------------------------------------------------------------
   Adjusted net income                   $   5,646    $  5,359   $  5,790   $  6,331   $  6,363   $  6,769   $  7,003   $  7,249
====================================================================================================================================

 INCOME PER SHARE - DILUTED
   GAAP Net income (loss) per share      $   (3.77)   $   0.38   $   0.42   $   0.45   $   0.48   $   0.48   $   0.61   $   0.50

   Less:
   Cumulative effect of accounting
     principle change                        (4.15)          -          -          -          -          -          -          -
   Income (loss) from discontinued
     operations                              (0.02)      (0.01)     (0.01)     (0.02)     (0.01)     (0.00)      0.06          -
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations          0.39        0.39       0.42       0.47       0.49       0.49       0.55       0.50

   Less:
   Realized invetment gains, net
     of tax                                   0.00        0.00       0.00      (0.00)      0.02       0.00       0.06       0.00
------------------------------------------------------------------------------------------------------------------------------------
   Adjusted net income per share         $    0.39    $   0.39   $   0.42   $   0.47   $   0.47   $   0.48   $   0.49   $   0.50
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                   YTD
                                          12/31/02     12/31/03
------------------------------------------------------------------------------------------------------------------------------------
INCOME
   GAAP Net income (loss)                $ (37,612)   $ 29,310

   Less:
   Cumulative effect of accounting
     principle change                      (60,098)          -
   Income (loss( from discontinued
     operations                               (663)        732
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations        23,149      28,578

   Less:
   Realized investment gains, net
     of tax                                     24       1,192
------------------------------------------------------------------------------------------------------------------------------------
   Adjusted net income                   $  23,125    $ 27,386
====================================================================================================================================

 INCOME PER SHARE - DILUTED
   GAAP Net income (loss) per share      $   (2.72)   $   2.08

   Less:
   Cumulative effect of accounting
     principle change                        (4.34)          -
   Income (loss) from discontinued
     operations                              (0.05)       0.05
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations          1.67        2.03

 Less:
   Realized invetment gains, net
     of tax                                   0.00        0.08
------------------------------------------------------------------------------------------------------------------------------------
   Adjusted net income per share         $    1.67    $   1.94
====================================================================================================================================